SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)        November 25, 1997
                                                 -------------------------------



                          AMERICAN BANKNOTE CORPORATION

             (Exact name of registrant as specifie d in its charter)


          Delaware                   1-3410                       13-0460520
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(State or Other Jurisdiction      (Commission                   (IRS Employer
      of Incorporation)            File Number)              Identification No.)



                 200 Park Avenue, New York, New York                 10166-4999
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               (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code:  (212) 557-9100
                                                   -----------------------------



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         (Former name or former address, if changed since last report.)


                       The Exhibit Index appears on Page 5

                                Page 1 of  pages.


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ITEM 5. OTHER EVENTS.

               Pursuant to a Securities  Purchase Agreement dated as of November
25, 1997 (the "Securities Purchase Agreement"), the Company sold in a private placement to the two accredited investors named therein, $5,000,000 of a Zero Coupon Subordinated Convertible Debenture, due November 25, 2002 (the "Security") plus warrants. At maturity, the outstanding Security is automatically converted into shares of the Company's common stock, resulting in the Security being treated as a component of stockholders' equity. Interest accretes at 5% per annum on the Security. Holders may convert the Security into shares of the Company's common stock, from time to time, at a price per share equal to 100% of the average of the 5 consecutive trading days' closing prices yielding the lowest average price during the 25 trading days prior to conversion or $6.56 (representing 130% of the closing price on November 24, 1997), whichever is lower, except that during the 25 days following issuance no conversions will be permitted at a conversion price which is less than $5.25. The Security may be redeemed in cash at the election of the Company in lieu of issuing shares of Common Stock if the closing price is below $4.00 per share on a conversion date and, beginning 90 days after the effective date of the registration statement required to be filed by the Company under the Registration Rights Agreement dated as of November 25, 1997 by and among the Company and the purchasers of the Security, if the closing price during 10 consecutive trading days is greater than $7.50 per share. Redemption prices vary depending on the type of redemption transaction from the closing price on the date of conversion (or an average of 5 days' prices) multiplied by the number of shares that would have been issued upon conversion to 110% of the principal amount called for redemption. Unless the closing price exceeds $7.22 or is greater than 115% of the prior day's closing price (whereupon full conversion is permitted on such day), no portion of the Security may be converted during the first 90-day period, no more than 40% during the 60-day period thereafter until the 150th day, no more than 60% during the 60-day period thereafter until the 210th day, and no more than 80% during the 60-day period thereafter until the 300th day, whereupon full conversion is permitted. The foregoing conversion limitations do not apply in the event the Company publicly announces that (i) it intends to consolidate with or merge with any other corporation or sell or transfer all or substantially all of the Company's assets or (ii) any person, group, or entity (including the Company) publicly announces a tender offer to purchase 50% or more of the Company's common stock. In connection with the Security, the Company issued 150,000 three-year warrants at $7.09 (representing 140% of the closing price on November 24, 1997). If the Company redeems the Security, additional 5 year warrants for 21 shares for each $1,000 redeemed are issuable with an exercise price equal to 105% of the closing price on the redemption date. The Security is subordinated to all existing or future bank, institutional, financial transaction or acquisition indebtedness. The Company has agreed to seek registration for resale of the common stock into which the Security and warrants are convertible within 120 days of closing. The foregoing summary of the Security, the debenture and the warrants is qualified in its entirety by reference to the Securities Purchase Agreement, the Registration Rights Agreement and the forms of debenture and warrants relating thereto, copies of which are attached as exhibits to this Current Report on Form 8-K.

               On December 3, 1997, to the Credit Agreement dated as of January 29, 1996, as amended through December 3, 1997, among American Bank Note Company and American Bank Note Holographics, Inc., the Company (collectively, the "Borrowers"), the Lenders named therein, and The Chase Manhattan Bank (formerly known as Chemical Bank), as Agent for such Lenders (the "Amendment"), was amended to permit the Company to issue up to $100,000,000 of senior subordinated notes, maturing in 2007, to be guaranteed on a subordinated basis by the Borrowers. The foregoing summary of the Amendment is qualified in its entirety by reference to the Amendment, a copy of which is attached as an exhibit to this Current Report on Form 8-K.


                                Page 2 of    pages.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (c)  Exhibits.

          10.1 Securities Purchase Agreement by and among American Banknote Corporation, RGC International Investors, LDC and Halifax Fund, L.P., dated as of November 25, 1997.

          10.2 Form of Zero Coupon Convertible Subordinated Debenture, dated November 25, 1997.

          10.3 Form of Warrant to purchase 150,000 shares of common stock of American Banknote Corporation, dated November 25, 1997.

          10.4 Registration  Rights  Agreement  by and among  American  Banknote
               Corporation, RGC International Investors, LDC and Halifax Fund, L.P., dated as of November 25, 1997.

          10.5 Amendment, dated December 3, 1997, to Credit Agreement dated as of January 29, 1996, as amended through December 3, 1997, among American Bank Note Company and American Bank Note Holographics, Inc., American Banknote Corporation, the Lenders named therein, and The Chase Manhattan Bank (formerly known as Chemical Bank), as Agent for such Lenders.


                                Page 3 of  pages.

                                   SIGNATURES


               PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

                                    AMERICAN BANKNOTE CORPORATION

                                    BY:  /s/Harvey J. Kesner
                                         -------------------------------
                                         Name:  Harvey J. Kesner
                                         Title: Executive Vice President
                                                and General Counsel


Date:  December 10, 1997


                                Page 4 of  pages.

                                  EXHIBIT INDEX

      Exhibit                                                               Page


      10.1   Securities   Purchase  Agreement  by  and  among  American
             Banknote Corporation, RGC International Investors, LDC and Halifax Fund, L.P., dated as of November 25, 1997.

      10.2 Form of Zero Coupon Convertible Subordinated Debenture, dated November 25, 1997.

      10.3 Form of Warrant to purchase 150,000 shares of common stock of American Banknote Corporation, dated November 25, 1997.

      10.4   Registration   Rights  Agreement  by  and  among  American
             Banknote Corporation, RGC International Investors, LDC and Halifax Fund, L.P., dated as of November 25, 1997.

      10.5 Amendment, dated December 3, 1997, to Credit Agreement dated as of January 29, 1996, as amended through December 3, 1997, among American Bank Note Company and American Bank Note Holographics, Inc., American Banknote Corporation, the Lenders named therein, and The Chase Manhattan Bank (formerly known as Chemical Bank), as Agent for such Lenders.


                                Page 5 of  pages.